Income Taxes (Schedule of Deferred tax assets) (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Deferred tax assets, net:
Research and development expenses and other	$ 7,102	$ 5,595
Intangible assets from acquisition of business and other	23	(203)
Net operating loss carryforwards	24,026	20,104
Total Deferred tax assets	31,151	25,496
Less-valuation allowance in respect of net operating loss carryforwards	(31,151)	(25,496)
Total deferred tax assets, net	$ 0	$ 0